UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2017

AMERICAN HOMES 4 RENT
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

This Current Report on Form 8-K/A (this “Amendment”) is being filed by American Homes 4 Rent (the “Company”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 19, 2017 (the “Original Filing”). The Original Filing disclosed: (i) consolidated Financial Statements of American Homes 4 Rent, L.P. (the “Operating Partnership”) as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014 (Exhibit 99.1 of the Original Filing); (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Operating Partnership as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014 (Exhibit 99.2 of the Original Filing); (iii) Consolidated Financial Statements of the Operating Partnership as of June 30, 2017, and December 31, 2016, and for the six months ended June 30, 2017 and 2016 (Exhibit 99.3 of the Original Filing); and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Operating Partnership as of June 30, 2017, and December 31, 2016, and for the six months ended June 30, 2017 and 2016 (Exhibit 99.4 of the Original Filing). The Company is the general partner of the Operating Partnership.

Exhibit 99.1 of this Amendment revises Exhibit 99.1 of the Original Filing to include supplemental condensed consolidating financial information of the Operating Partnership relating to American Residential Properties OP, L.P. (the “Subsidiary Guarantor”), a 100% owned subsidiary of the Operating Partnership, which guarantees certain of the Operating Partnership’s financial obligations and may guarantee future obligations. Exhibit 99.1 of this Amendment supersedes Exhibit 99.1 of the Original Filing. Exhibit 99.2 of this Amendment is substantially the same as Exhibit 99.2 of the Original Filing, is filed herewith for investor convenience, and supersedes such exhibit. Exhibit 99.3 of this Amendment supplements the notes to the Unaudited Condensed Consolidated Financial Statements of the Operating Partnership included in the Company’s Form 10-Q for the quarterly period ended September 30, 2017, which was filed by the Company with the SEC on November 3, 2017, to include supplemental condensed consolidating financial information of the Operating Partnership relating to the Subsidiary Guarantor for the periods presented in such Form 10-Q. The financial statements and related information about the Operating Partnership in the Form 10-Q and in Exhibit 99.3 of this Amendment supersede the information included in Exhibits 99.3 and 99.4 of the Original Filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of American Homes 4 Rent, L.P. and Subsidiaries as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014

99.3	Condensed Consolidating Financial Statements of American Homes 4 Rent, L.P. and Subsidiaries as of September 30, 2017, and December 31, 2016, and for the nine months ended September 30, 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2017

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel